US VR GLOBAL INC

Consolidated Financial Statements

For The Period Ended September 30, 2017

(With Report of Independent Registered Public Accounting Firm Thereon)

FINANCIAL STATEMENTS

F-1

TOTAL ASIA ASSOCIATES (AF002128)

(Formerly known as BPL & Co)

A Firm registered with US PCAOB and Malaysian MIA

106-2A, Jalan PJU 1/3B, SunwayMas Commercial Centre

47301 Petaling Jaya, Selangor Darul Ehsan

Tel: (603) 7805 2850

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders

US VR GLOBAL INC.

We have audited the accompanying consolidated balance sheet of US VR GLOBAL INC. as of September 30, 2017, and the related consolidated statement of operations and comprehensive income, consolidated statement of stockholders’ equity and consolidated statement of cash flows for the period then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of US VR GLOBAL INC. as of September 30, 2017, and the consolidated results of operations and its consolidated cash flows for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TOTAL ASIA ASSOCIATES (formerly known as BPL & Co.) Date: January 19,2018 Petaling Jaya, Malaysia

F-2

US VR GLOBAL INC.

CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

September 30, 2017
Audited
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$1,235,061
Prepayments, deposits and other receivables	208,139
Total Current Assets	1,443,200

NON-CURRENT ASSETS
Plant and equipment, net	267,702
Total Non-Current Assets	267,702

TOTAL ASSETS	$1,710,902

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accrued expenses and other payables	1,676,162
Amount due to a related party	1,217,378
Total Current Liabilities	2,893,540

TOTAL LIABILITIES	$2,893,540

STOCKHOLDERS’ EQUITY
Common Stock, par value $0.0001; 1,000,000,000 shares authorized, 721,766,000 and 278,234,000 shares issued and outstanding respectively	72,177
Additional Paid-in Capital	15,315
Accumulated losses	(1,270,130)
TOTAL STOCKHOLDERS’ DEFICIT	$(1,182,638)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$1,710,902

See accompanying notes to consolidated financial statements.

F-3

US VR GLOBAL INC.

CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE PERIOD FROM FEBRUARY 27, 2017 TO SEPTEMBER 30, 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

February 27, 2017 to September 30, 2017
Audited
REVENUE	$-

COST OF REVENUE	-

GROSS PROFIT	-

OTHER INCOME	-

GENERAL AND ADMINISTRATIVE EXPENSES	(1,270,130)

LOSS FROM OPERATIONS	(1,270,130)

INTEREST EXPENSE	-

LOSS BEFORE INCOME TAX	(1,270,130)

INCOME TAX PROVISION	-

NET LOSS	$(1,270,130)

Other comprehensive income:	-

Comprehensive loss	(1,270,130)

Net income/(loss) per share- Basic and diluted	(0.00)

Weighted average number of common shares outstanding – Basic and diluted	139,338,463

See accompanying notes to consolidated financial statements.

F-4

US VR GLOBAL INC.

CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE PERIOD FROM FEBRUARY 27, 2017 TO SEPTEMBER 30, 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

	COMMON STOCK		ADDITIONAL PAID-IN CAPITAL	ACCUMULATED COMPREHENSIVE INCOME/(LOSS)	ACCUMULATED LOSSES	TOTAL EQUITY/ (DEFICIT)
	Number of Shares	Amount
Issuance of share capital - founder’s shares	15,000,000	1,500	-	-	-	1,500
Issuance of share capital – founder’s shares	689,749,000	68,975	-	-	-	68,975
Issuance of management stock completed on August 24, 2017 at $0.0010 per share	17,017,000	1,702	15,315	-	-	17,017
Net loss	-	-	-	-	(1,270,130)	(1,270,130)
Balance, September 30, 2017	721,766,000	$72,177	$15,315	$-	$(1,270,130)	$(1,182,638)

See accompanying notes to consolidated financial statements.

F-5

US VR GLOBAL INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM FEBRUARY 27, 2017 TO SEPTEMBER 30, 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

February 27. 2017 to September 30, 2017
Audited
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(1,270,130)
Adjustments to reconcile net loss to net cash generated from operating activities:
Depreciation	30,064
Changes in operating assets and liabilities:
Prepayments, deposits and other receivables	(208,139)
Accrued expenses and other payables	1,676,162
Amount due to a related party	1,217,378
Cash generated from operating activities	1,445,335
Taxation paid	-
Net cash generated from operating activities	1,445,335

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of plant and equipment	(297,766)
Net cash used in investing activities	(297,766)

CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of share capital	72,177
Additional paid-in capital	15,315
Net cash provided by financing activities	87,492

Effect of exchange rate changes on cash and cash equivalent	-

Net increase in cash and cash equivalents	1,235,061
Cash and cash equivalents, beginning of period	-
CASH AND CASH EQUIVALENTS, END OF PERIOD	$1,235,061
SUPPLEMENTAL CASH FLOWS INFORMATION
Income taxes paid	$-
Interest paid	$-

See accompanying notes to consolidated financial statements.

F-6

US VR GLOBAL INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD ENDED SEPTEMBER 30, 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

1.	DESCRIPTION OF BUSINESS AND ORGANIZATION

US VR GLOBAL INC. is organized as a Delaware corporation, incorporated on February 27, 2017. For purposes of financial statement presentation, US VR GLOBAL INC. and its subsidiaries are herein referred to as “the Company” or “we”. The purpose of the Company and its subsidiaries is to engage in any lawful activity for which corporations may be organized under the General Corporation Law of Delaware.

US VR Global Inc, incorporated in Labuan Malaysia, is an investment holding company with 100% equity interest in VR Global Limited, a company incorporated in Hong Kong, which subsequent upholds 100% equity interest in Hero Central Dot Com Sdn Bhd. On July 13, 2017, US VR GLOBAL INC. was organized to be the holding company parent to, and succeed to the operations of, VR Global Inc. The former unit holder of US VR Global Inc became the unit holder of US VR GLOBAL INC. and US VR Global Inc became a wholly-owned subsidiary of US VR GLOBAL INC. This transaction was accounted for as a transaction among entities under common control and the assets, liabilities, revenues and expenses of US VR Global Inc were carried over to and combined with US VR GLOBAL INC. at historical cost, and as if the transfer occurred at the beginning of the period.

The Company, through its subsidiaries, mainly focuses on operation of theme park and information technology software development.

Details of the Company’s subsidiaries:

	Company name	Place and date of incorporation	Particulars of issued capital	Principal activities

1.	US VR Global Inc	Labuan, July 13, 2017	1 share of ordinary share of US$1 each	Investment holding
2.	VR Global Limited	Hong Kong, July 21, 2017	1 share of ordinary share of HK$1 each	Investment holding
3.	Hero Central Dot Com Sdn Bhd	Malaysia, April 17, 2017	2 shares of ordinary share of RM 1 each	Theme park operator and information technology software development

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying consolidated financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

The Company has adopted its fiscal year-end to be December 31.

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US VR GLOBAL INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD ENDED SEPTEMBER 30, 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

Basis of consolidation

The consolidated financial statements include the accounts of the Company and its subsidiaries. All inter-company accounts and transactions have been eliminated upon consolidation.

Use of estimates

Management uses estimates and assumptions in preparing these financial statements in accordance with US GAAP. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities in the balance sheets, and the reported revenue and expenses during the periods reported. Actual results may differ from these estimates.

Revenue recognition

In accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 605, “Revenue Recognition” , the Company recognizes revenue from sales of goods when the following four revenue criteria are met: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) selling price is fixed or determinable; and (4) collectability is reasonably assured.

Revenue is measured at the fair value of the consideration received or receivable, net of discounts and taxes applicable to the revenue.

The Company derives its revenue from provision of digital marketing and hospitality software services based upon the customer’s specifications. The services are billed either on a fixed-fee basis or on a time-and-material basis. Generally, the Company recognizes revenue when services are performed and accepted by the customers.

Cash and cash equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid instruments with a maturity of three months or less at the time of issuance to be cash equivalents.

Plant and equipment

Plant and equipment are stated at cost less accumulated depreciation and impairment. Depreciation of plant and equipment are calculated on the straight-line method over their estimated useful lives or lease terms generally as follows:

Classification	Estimated useful lives
Equipment	3 years
Computer `	3 years
Furniture & Fittings	5 years
Leasehold Improvement - Office	5 years

Expenditures for maintenance and repairs are expensed as incurred.

F-8

US VR GLOBAL INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD ENDED SEPTEMBER 30, 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

Related parties

Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

Income taxes

Income taxes are determined in accordance with the provisions of ASC Topic 740, “Income Taxes” (“ASC Topic 740”). Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the periods in which those temporary differences are expected to be recovered or settled. Any effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

ASC 740 prescribes a comprehensive model for how companies should recognize, measure, present, and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Under ASC 740, tax positions must initially be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions must initially and subsequently be measured as the largest amount of tax benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and relevant facts.

The Company conducts major businesses in Malaysia and is subject to tax in this jurisdiction. As a result of its business activities, the Company will file tax returns that are subject to examination by the foreign tax authority.

Net income/(loss) per share

The Company calculates net income/(loss) per share in accordance with ASC Topic 260, “Earnings per Share.” Basic income/(loss) per share is computed by dividing the net income/(loss) by the weighted-average number of common shares outstanding during the period. Diluted income per share is computed similar to basic income/(loss) per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common stock equivalents had been issued and if the additional common shares were dilutive.

Foreign currencies translation

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the statements of operations and comprehensive income.

The reporting currency of the Company is United States Dollars (“US$”) and the accompanying financial statements have been expressed in US$. In addition, the Company’s subsidiary in Malaysia maintains its books and record in its local currency, Ringgits Malaysia (“RM”), which is functional currency as being the primary currency of the economic environment in which the entity operates.

F-9

US VR GLOBAL INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD ENDED SEPTEMBER 30, 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

In general, for consolidation purposes, assets and liabilities of its subsidiaries whose functional currency is not US$ are translated into US$, in accordance with ASC Topic 830-30, “Translation of Financial Statement”, using the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the period. The gains and losses resulting from translation of financial statements of foreign subsidiary are recorded as a separate component of accumulated other comprehensive income within the statements of stockholders’ equity.

Translation of amounts from RM into US$1 has been made at the following exchange rates for the respective periods:

As of and for the period ended
September 30, 2017

Period-end RM : US$1 exchange rate	4.2275
Period-average RM : US$1 exchange rate	4.2854

Fair value of financial instruments:

The carrying value of the Company’s financial instruments: cash and cash equivalents, and accounts payable and approximate at their fair values because of the short-term nature of these financial instruments.

The Company also follows the guidance of the ASC Topic 820-10, “Fair Value Measurements and Disclosures” (“ASC 820-10”), with respect to financial assets and liabilities that are measured at fair value. ASC 820-10 establishes a three-tier fair value hierarchy that prioritizes the inputs used in measuring fair value as follows:

Level 1: Observable inputs such as quoted prices in active markets;

Level 2: Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

Level 3: Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

Segment reporting

ASC Topic 280, “Segment Reporting” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in financial statements. For the period ended September 30, 2017, the Company operates in one reportable operating segment in Malaysia.

Recent accounting pronouncements

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

F-10

US VR GLOBAL INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD ENDED SEPTEMBER 30, 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

3.	PLANT AND EQUIPMENT

Plant and equipment as of September 30, 2017 are summarized below:

2017
Equipment	$112,350
Computer	33,778
Furniture and Fittings	23,908
Leasehold Improvement – Office	30,112
Leasehold Improvement – Theme Park	97,618
Total plant and equipment	297,766
Accumulated depreciation	$(30,064)
Plant and equipment, net	$267,702

Depreciation expense for the period ended September 30, 2017 was $30,064.

4.	PREPAYMENT, DEPOSITS AND OTHER RECEIVABLES

Prepayment, deposit and other receivables consisted of the following at September 30, 2017:

2017
Deposits	$24,270
Prepayment	178,192
Other receivables	5,677
Total	$208,139

5.	ACCRUED EXPENSES AND OTHER PAYABLES

Accrued expenses and other payable consisted of the following at September 30, 2017:

2017
Accrued expenses	$22,860
Funds from investors	1,653,302
Total Accrued liabilities	$1,676,162

6.	AMOUNT DUE TO A RELATED PARTY

As of September 30, 2017, a related party of the Company advanced $1,218,798 to the Company, which is unsecured, interest-free with no fixed repayment term, for working capital purpose. Imputed interest is considered insignificant.

F-11

US VR GLOBAL INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD ENDED SEPTEMBER 30, 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

7.	INCOME TAXES

For the period ended September 30, 2017, the local (United States) and foreign components of income/(loss) before income taxes were comprised of the following:

February 27, 2017 to September 30, 2017
Tax jurisdictions from:
- Local	$(909,978)
- Foreign, representing
Hong Kong	-
Malaysia	(360,152)

Income/(Loss) before income tax	$(1,270,130)

The provision for income taxes consisted of the following:

February 27, 2017 to September 30, 2017
Current:
- Local	$-
- Foreign	-
Deferred:
- Local	-
- Foreign	-

Income tax provision	$-

The effective tax rate in the periods presented is the result of the mix of income earned in various tax jurisdictions that apply a broad range of income tax rates. The Company has subsidiaries that operate in various countries: United States, Hong Kong, and Malaysia that are subject to taxes in the jurisdictions in which they operate, as follows:

United States of America

The Company is registered in the State of Delaware and is subject to the tax laws of the United States of America. As of September 30, 2017, the operations in the United States of America incurred $909,978 of cumulative net operating losses which can be carried forward to offset future taxable income. The net operating loss carryforwards begin to expire in 2037, if unutilized. The Company has provided for a full valuation allowance of $318,492 against the deferred tax assets on the expected future tax benefits from the net operating loss carryforwards as the management believes it is more likely than not that these assets will not be realized in the future.

F-12

US VR GLOBAL INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE PERIOD ENDED SEPTEMBER 30, 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

Labuan

Under the current laws of the Labuan, US VR Global Inc is governed under the Labuan Business Activity Act, 1990. The tax charge for such company is based on 3% of net audited profit or a fixed rate of RM 20,000.

Hong Kong

VR Global Limited is subjected to Hong Kong Profits Tax, which is charged at the statutory income rate of 16.5% on its assessable income.

Malaysia

Hero Central Dot Com Sdn Bhd is subject to Malaysia Corporate Tax, which is charged at the statutory income rate range from 18% to 24% on its assessable income.

8.	RELATED PARTY TRANSACTIONS

Related parties are entities with common direct or indirect shareholders and/or directors. Parties are considered to be related if one party has the ability to control the other party or exercise significant influence over the party in making financial and operating decisions. The amount due from related parties is unsecured, interest-free and has no fixed terms of repayment.

The amount charged by a related party are as follows:

February 27, 2017 to September 30, 2017
Management fees	$153,619

9.	SUBSEQUENT EVENTS

The Company has evaluated subsequent events from the balance sheet date through January 1, 2018, the date the financial statements were available to be issued in accordance with ASC Topic 855, “Subsequent Events”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued. During the period, the company has initiated the settlement process with a terminated key management personnel. The settlement between the Company and the former key management personnel is in progress as at the date when financial statements are issued.

F-13